UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2011

Morgan Stanley Capital I Trust 2011-C3

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

 (Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association

 (Exact names of sponsors as specified in their charters)

Delaware	333-167764-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On October 5, 2011, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2011 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee, of Morgan Stanley Capital I Trust 2011-C3 Commercial Mortgage Pass-Through Certificates, Series 2011-C3 (the “Certificates”).  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Publicly Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement dated as of September 14, 2011, between the Registrant and the Underwriters.

On October 5, 2011, the Class X-A, Class X-B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement dated as of September 14, 2011, between the Registrant and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Capital I Trust 2011-C3, a common law trust fund formed on October 5, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are sixty-three (63) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-six (76) multifamily and commercial properties.  Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 14, 2011, between the Registrant and MSMCH, and certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 14, 2011, between the Registrant and BANA. Bank of America, National Association will act as primary servicer of the Mortgage Loans sold by BANA to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.3 and dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC and Bank of America, National Association.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.1
Pooling and Servicing Agreement, dated as of October 1, 2011, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Cynthia Eckes
Name: Cynthia Eckes Title: Vice President

Date:  October 11, 2011

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EXHIBIT INDEX

Exhibit Number	Description

4.1
Pooling and Servicing Agreement, dated as of October 1, 2011, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

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